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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 1998

                                CAM DESIGNS INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                            1-13886                  75-2257039
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(State or other jurisdiction   (Commission File Number)         IRS Employer
      of incorporation)                                      Identification No.)

                 Birmingham Road, Allesley, Coventry CV59QE, England
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code      011-44-1-203-407-700
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On October 21, 1998 CAM Designs Inc. (the "Company") requested the appointment of a receiver for the business and assets of its United Kingdom subsidiaries. This action was taken because of the Company's inability to secure further credit facilities necessary to conduct the business of these subsidiaries. The Company is attempting to develop a plan for refinancing and re-establishment of these business activities but there can be no assurance that these efforts will be successful. A copy of the Company's press release of that date is annexed hereto as an exhibit.

Item 7. Exhibits.

99.1    Company's press release dated October 21, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CAM DESIGNS INC.

Date: October 21, 1998                     By: /s/ John R. Davidson
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                                           John R. Davidson
                                           President and Chief Executive Officer


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